                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                        August 21, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On August 21, 2007, Hancock Holding Company
issued a press release announcing a regular quarterly dividend.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated August 21, 2007, headed "Hancock Holding
                             Company announces quarterly dividend."

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 22, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

For Immediate Release                                                   For More Information
August 21, 2007                                                         Carl J. Chaney, Chief Executive Officer
                                                                        Michael M. Achary, Chief Financial Officer
                                                                        Paul D. Guichet, VP, Investor Relations
                                                                        800.522.6542 or 228.563.6559

=====================================================================================================================

                                Hancock Holding Company announces quarterly dividend

     GULFPORT,  MS (August 21, 2007) - Hancock  Holding  Company  (NASDAQ:  HBHC) today  announced that the company's board of directors approved a regular third quarter 2007 common stock cash dividend of $0.24 per share.

     Approved  during the August  meeting of the company's  board of directors,  the regular  quarterly  common stock cash dividend is payable September 14, 2007, to shareholders of record as of September 4, 2007.

     Hancock Holding  Company -- parent company of Hancock Bank of Alabama,  Hancock Bank  Mississippi,  Hancock Bank
of Florida,  and  Hancock  Bank of  Louisiana  -- has assets of more than $5.9  billion.  Bank  subsidiaries  include
Hancock  Investment  Services,  Inc.,  Hancock  Insurance  Agency,  and Harrison Finance Company.  Additionally,  the
company  operates  corporate  trust  offices in Gulfport,  MS,  Jackson,  MS, New Orleans,  LA, and Baton Rouge,  LA.
Hancock's  trust  department,  a division of the wealth  management  group,  has assets of $7.7 billion,  with assets under  management  of $2.5  billion,  as of June  30,  2007.  Founded  October  10,  1899,  Hancock  Bank is the only financial  services  company  headquartered  in the Gulf  South to rate among the top 20  percent  of  America's  top performing  banks.  Hancock  consistently  ranks as one of the country's  strongest,  safest financial  institutions, according to Veribanc,  Inc., and  BauerFinancial  Services,  Inc. Thomson  Financial also recently listed Hancock as the ninth largest  corporate  trustee bank in the U.S. More  corporate  information  and online banking are available at www.hancockbank.com.

     Investors  can  access  additional   corporate   information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information  about  companies'
anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from  management  expectations.  This release contains  forward-looking  statements  and reflects  management's  current  views and  estimates  of future  economic circumstances,  industry conditions,  Company performance,  and financial results.  These forward-looking  statements are subject to a number of factors and  uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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